[IRET GRAPHIC LOGO]	Investors Real Estate Trust 12 South Main Street, Suite 100 PO Box 1988 Minot, ND 58702-1988

August 10, 2001

Dear Shareholder:

It is a pleasure to invite you to attend our 31st Annual Meeting of Shareholders to be held on Tuesday, September 25, 2001, at 7:00 p.m. Central Daylight time, at the International Inn, 1505 North Broadway, Minot, North Dakota.

This booklet includes the notice of meeting and proxy statement, which contain information about the formal business to be acted on by shareholders. The Annual Meeting will also feature a report on the operations of your Company, followed by a question and discussion period. After the Meeting, you will have the opportunity to speak informally with the Trustees and officers.

At the Annual Meeting, you will be asked to vote on: (i) electing nine Trustees for a term of one year, (ii) to ratify the appointment of Brady, Martz & Associates, P.C. as independent auditors of the Company and (iii) such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NINE TRUSTEE NOMINEES AND TO APPROVE THE OTHER ITEMS TO BE VOTED ON AT THE ANNUAL MEETING.

It is important that your shares be voted whether or not you plan to be present at the Annual Meeting. Please complete, sign, date and return the enclosed form of proxy promptly. If you attend the Annual Meeting and wish to vote your shares personally, you may revoke any previously executed proxy.

Please vote promptly, and we look forward to seeing you at the Annual Meeting.

Sincerely,

Investors Real Estate Trust

/S/ Thomas A. Wentz, Sr.____________
Thomas A. Wentz, Sr.
President and Chief Executive Officer

Investors Real Estate Trust

Notice of Annual Meeting of Shareholders

To Be Held On Tuesday, September 25, 2001, at 7:00 p.m.
_____________________

Notice is hereby given that the Annual Meeting of Shareholders of Investors Real Estate Trust will  be held on Tuesday, September 25, 2001, at 7:00 p.m. Central Daylight time, at the International Inn, 1505 North Broadway, Minot, North Dakota, for the following purposes:

1.	To elect nine Trustees for a term of one year.
2.	To ratify the appointment of Brady, Martz & Associates, P.C. as independent auditors of the Company.
3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on July 20, 2001, are entitled to vote at the meeting.

By Order of the Board of Trustees

/S/ Diane K. Bryantt ______________
Diane K. Bryantt
Secretary and Chief Financial Officer

Minot, North Dakota

August 10, 2001

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

Investors Real Estate Trust
12 South Main Street, Suite 100
PO Box 1988 Minot, ND 58702-1988
Telephone: (701) 837-4738
Fax: (701) 838-7785

PROXY STATEMENT

August 10, 2001

Annual Meeting of Shareholders

The enclosed proxy is solicited by the Board of Trustees of Investors Real Estate Trust, a Real Estate Investment Trust (the "Company"), for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on September 25, 2001, at 7:00 p.m. Central Daylight time. The meeting will be held at the International Inn, 1505 North Broadway, Minot, North Dakota. At the meeting, holders of record of the Company's shares of beneficial interest ("Shares") at the close of business on July 20, 2001, (the "Record Date") are entitled to vote. On that date, the Company had outstanding 24,261,256 of its shares, each of which is entitled to one vote at the meeting.

The cost of soliciting proxies in the enclosed form will be borne by the Company. Trustees, officers and employees of the Company may also, without additional compensation, solicit proxies by mail, personal interview, telephone and telecopy. This proxy statement and the enclosed proxy card are scheduled to be mailed to shareholders commencing on or about August 10, 2001.

The Company will request banks, brokerage houses and other institutions, nominees or fiduciaries to forward the soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners. If a shareholder is a participant in the Company's Direct Stock Purchase and Dividend Reinvestment Plan, the proxy card represents a voting instruction as to the number of full shares in the plan account, as well as any shares held directly by the shareholder.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies. If no vote is specified in an executed proxy, the shares represented by such signed proxy will be voted for the election of the nine nominees for Trustee, in favor of the other proposals set forth in the notice attached hereto, and in the proxy holder's discretion, upon such other business as may properly come before the meeting. The nine nominees for election as Trustees who receive the highest number of votes voting in person or by proxy at the Annual Meeting, provided a quorum is present and voting, shall be elected as Trustees (Proxy Item No. 1).  The affirmative votes of the holders of a majority of the shares present and voting in person or by proxy at the Annual Meeting, provided a quorum is present and voting, shall be required to approve the appointment of Brady, Martz & Associates, P.C. as independent auditors of the Company (Proxy Item No. 2).

In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented but abstains from voting on one or more matters) and "broker non-votes" (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter because it is a non-routine matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Annual Meeting. However, abstentions and non-votes will not constitute votes for or against any proposal and will be disregarded in determining votes cast.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Brady, Martz & Associates, P.C., a certified public accounting firm, has provided services to the Company during the past fiscal year, which included the examination of the Company's annual report to shareholders on Form 10-K, timely reviews of the Company's quarterly reports, preparation of the Company's federal and state income tax returns, review of SEC registration statements and filings, internal audit services, and accounting and transaction consultations. A representative of Brady, Martz & Associates, P.C. will be at the annual meeting of shareholders to respond to appropriate questions concerning the financial statements of the Company.

The Company's principal executive offices are located at 12 South Main, Suite 100, Minot, North Dakota 58701. The Company's telephone number is (701) 837-4738.

ELECTION OF TRUSTEES
(Proxy Item No. 1)

The Company's Board of Trustees (the "Board") consists of nine members, subject to the Declaration of Trust which provides that the number of Trustees shall be no fewer than five nor more than eleven.

At the Annual Meeting, nine Trustees are to be elected for a term of one year (expiring in the year 2002) or until the election and qualification of their successors. The persons proposed for re-election as the Trustees are C. Morris Anderson, John F. Decker, Daniel L. Feist, Patrick G. Jones, Steven B. Hoyt, Timothy P. Mihalick, Jeffrey L. Miller, Stephen L. Stenehjem and Thomas A. Wentz, Jr., who are the present Trustees.

In the unanticipated event that any nominee should become unavailable for election, or upon election should be unable to serve, the proxies will be voted for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment or, if none, the size of the Board will be reduced.

The following table sets forth certain information as to the nominees including their age, principal business experience during the past five years, the year they each first became a Trustee, Board committee membership, and other Trusteeships currently held in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any Company registered as an Investment Company under the Investment Company Act of 1940.

Nominees  - Trustees:

Name	Principal Business Experience During Past Five Years	Age	Trustee Since	Board Committee Membership

C. Morris Anderson	Director of Dakota Boys Ranch (26 yrs.); President of North Hill Bowl, Inc.; Chairman of the Board, International Inn, Inc.; Director, Norwest Bank – Minot, N.A.	72	1970	Executive & Compensation
John F. Decker	Financial Advisor/Senior Vice President, D.A. Davidson;	59	1998
Daniel L. Feist	President- Feist Construction & Realty; Former Director of First Bank – Minot, N.A.; Director ND Holdings, Inc. – Minot, ND	69	1985	Executive, Audit & Compensation
Steven B. Hoyt	CEO of Hoyt Properties, Inc.; Board Member of Stonehaven Realty Trust; President of Complast, Inc.	49	2001
Patrick G. Jones	Investor	53	1986
Timothy P. Mihalick	Senior Vice President & Chief Operating Officer of IRET	42	1999
Jeffrey L. Miller	President of M&S Concessions, Inc.; Former President of Coca-Cola Bottling, Co.	57	1985	Executive, Audit & Compensation

Name	Principal Business Experience During Past Five Years	Age	Trustee Since	Board Committee Membership

Stephen L. Stenehjem	President & Chief Executive Officer of Watford City BancShares, Inc.; President & Chairman of First International Bank & Trust, Watford City, ND; Vice President & Director of First International Bank & Trust, Scottsdale, AZ	46	1999	Audit
Thomas A. Wentz, Jr.	Vice President & General Counsel of IRET; Director of SRT Communications, Inc.; Sole General Partner of Wenco, Ltd.; Shareholder & Attorney with Pringle & Herigstad, P.C. until 12/31/99	35	1996

Vote Required

The nine nominees who receive the highest number of votes shall be elected as Trustees. The Board of Trustees unanimously recommend the shareholders vote FOR Messrs. C. Morris Anderson, John F. Decker, Daniel L. Feist, Patrick G. Jones, Steven B. Hoyt, Timothy P. Mihalick, Jeffrey L. Miller, Stephen L. Stenehjem and Thomas A. Wentz, Jr.

Board and Committee Meetings; Compensation of Trustees

During the year ended April 30, 2001, the Board held 12 regular meetings and no special meetings. All of the Trustees attended 75% or more of the meetings of the Board and the committees on which they served during the past year.

The Board has created several committees in order to more effectively direct and review the Company's operations and strategic outlook. In addition, the committees allow management timely interface and response to factors affecting the ongoing operations of the Company. Further, management regularly consults with committee chairmen to review possible actions and seek counsel. Where appropriate, the Board delegates authority to committees (within specified parameters) to finalize the execution of various Board functions. While the committee structure has improved the level of Board oversight, it has also greatly increased the effort and time required of Board members who serve on the various committees.

The Board has established the following committees: Audit, Compensation, and Executive. The present members of these committees are indicated in the preceding section of this proxy statement.

The Company has an Audit Committee composed of independent Trustees for which information regarding the functions performed by the Committee, its membership, and the number of meetings held during the past year ended April 30, 2001, is set forth in the "Report of the Audit Committee," included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board. The charter is attached hereto as Exhibit A.

The Compensation Committee reviews the compensation of officers and the management succession plan.  The Compensation Committee met numerous times on an informal basis, and met formally two times during the past year ended April 30, 2001.

The Executive Committee has all powers of the Board in the management and affairs of the Company, subject to limitations prescribed by the Board and by North Dakota law, and generally meets once per quarter.  The Executive Committee met formally two times during the past year ended April 30, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Trustees and executive officers, and persons who own more than ten percent (10%) of a registered class of its equity securities, to file with the Securities and Exchange Commission and the Nasdaq initial reports of ownership and reports of changes in ownership of Shares and other equity securities of the Company.

To the Company's knowledge, based solely on review of the copies of such reports furnished to it and written representations that no other reports were required during the year ended April 30, 2001, all Section 16(a) filing requirements applicable to its officers, Trustees and greater than ten percent shareholders were complied with.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 30, 2001, information regarding Shares and Units beneficially owned by each person who is known by the Company to own beneficially more than 5% of the Shares and Units, by each Trustee, by each named executive officer (as hereinafter defined) and by all Trustees and executive officers as a group.  The amounts shown are based on information provided by the individuals named.

Shares of Beneficial Interest and Limited Partnership Units

Trustees & Officers	Shares of Beneficial Interest (1)	Limited Partnership Operating Units (2)	Total Shares and Units	Percent of Class
Jeffrey L. Miller, Trustee & Chairman	279,005	6,725	285,730.9%
Daniel L. Feist, Trustee & Vice Chairman	712,703	1,856	714,559	2.26%
C. Morris Anderson, Trustee & Vice Chairman	4,187	171,170	175,357.55%
John F. Decker, Trustee	47,050	0	47,050.15%
Patrick G. Jones, Trustee	227,818	0	227,818.72%
Stephen L. Stenehjem, Trustee	16,850	0	16,850.05%
Steven B. Hoyt, Trustee	0	849,962	849,962	2.69%
Thomas A. Wentz, Sr., President & CEO	270,732	126,977	397,709	1.26%
Timothy P. Mihalick, Trustee, Senior Vice President & COO	33,654	0	33,654.11%
Thomas A. Wentz, Jr., Trustee, Vice President & General Counsel	182,608	0	182,608.58%
Diane K. Bryantt, Secretary & CFO	4,290	0	4,290.013%

(1)	The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Except as otherwise indicated, each individual has sole voting and sole investment power with regard to the shares owned.
(2)	The units do not have voting rights but are exchangeable for shares at the option of the holder upon expiration of an initial mandatory holding period.
(3)	Except where otherwise indicated, does not exceed 1%.

	Shares	LP Units	Total Shares/Units	Percent of Class

All Trustees (9 persons)	1,503,875	1,029,713	2,533,588	8.02%
All Trustees & Named Executives (11 persons)	1,778,897	1,156,690	2,938,587	9.29%
5% owners (none)	0	0	0	0%

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table summarizes the compensation paid to the Company's Chief Executive Officer and the three other executive officers (the "named executive officers") for the period of July 1, 2000, to April 30, 2001.

Name and Principal Position	Period (1)	Salary	Bonus	Restricted Shares	Options/ SARS (#)	All Other Compensation (2)
Thomas A. Wentz, Sr. President and Chief Executive Officer	2001	$112,200	$5,500	none	none	$3,517
Timothy P. Mihalick Senior Vice President and Chief Operating Officer	2001	122,400	6,000	none	none	11,784
Thomas A. Wentz, Jr. Vice President and General Counsel	2001	102,000	5,000	none	none	10,365
Diane K. Bryantt Chief Financial Officer	2001	55,224	3,125	none	none	8,617

(1)	The compensation figures are for a 10 month period of July 1 through April 30, 2001. Prior to July 1, 2000, the Company was externally advised and had no employees.
(2)

Consists of employee health, dental, disability and contributions to the company 401K plan on behalf of named executive officers.  Additionally, includes compensation of $751 annually for vehicle provided to Mr. Mihalick.

Option Grants

The Company currently has no stock option award plans.

Retirement Plan (401(k) Plan)

The Company's Retirement Plan is intended to be a qualified retirement plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the retirement plan, participating employees (including the named executive officers) may contribute up to 15% of their compensation, but not exceeding the amount allowed under applicable tax laws and the Company contributes 7½%.  All employees of the Company over the age of 21 and with one year of service are eligible to participate in the Retirement Plan.

Stock Loans

As a result of the acquisition of the advisory company, IRET assumed a note receivable from Mr. Mihalick in the amount of $101,001.80.  Proceeds of said note were used to purchase IRET shares of beneficial interest.  The note bears interest at New York Prime less 1%.  The note is current and is repayable upon demand.

Employment Contracts and Termination of Employment and Change in Control

There are no employment agreements between the Company and any of it’s employees.

COMPENSATION COMMITTEE REPORT ON COMPENSATION
OF EXECUTIVE OFFICERS

Compensation Policies Affecting Executive Officers

General

The Executive Committee of the Board of Trustees (the "Committee") administers the Company's executive compensation program. The Committee is composed entirely of outside Trustees.

The objective of the Company's executive compensation program is to develop and maintain executive reward programs which contribute to the enhancement of shareholder value while attracting, motivating and retaining key executives who are essential to the long-term success of the Company. As discussed in detail below, the Company's executive compensation program consists of both fixed (base salary) and variable (incentive) compensation elements. Variable compensation consists of an annual cash bonus award.

Each year, the Committee reviews executive compensation in light of the Company's  performance during the year against previously defined objectives and compensation data at companies that are considered comparable for Company performance purposes. In reviewing the Company's performance for the year ended April 30, 2001, the Committee considered a variety of additional factors.

Base Salary

Base salary levels of the Company's key executives are largely determined through an evaluation of the responsibilities of the position held, the experience of the particular individuals, a comparison with comparable companies in the real estate industry and the Committee's desire to achieve the appropriate mix between fixed compensation and incentive based compensation. In its determination of comparable companies, the Committee gives consideration to comparable companies. Salary information about comparable companies is surveyed by reference to public disclosures made by companies in the real estate industry. A change in a key executive's compensation from the previous year may reflect factors such as performance, changes in responsibility, contract provisions relative to inflation and adjustments to maintain a level of consistency with industry practices.

Annual Cash Incentives

The annual cash incentive is designed to provide an incentive to executive officers with the potential award determined by the Compensation Committee.  For the year ended April 30, 2001, incentive awards were based on the achievement of predetermined corporate expectations and a determination of an executive's performance compared to specific objectives agreed upon by the executive and the Committee at the start of the year. The Summary Compensation Table shows cash incentive bonuses paid to the named executive officers during the year ended April 30, 2001.

By the Compensation Committee

Jeffrey L. Miller
C. Morris Anderson
Daniel L. Feist

COMPARATIVE STOCK PERFORMANCE

Set forth below is a graph that compares the cumulative total returns for Company, the Standard and Poor’s (“S&P”)500 Stock Index and the index of equity REITs prepared by the National Association of Real Estate Investment Trusts (“NAREIT “) for the last five calendar years.  The performance graph assumes an investment of $100 in each of the company and the two indexes on December 31, 1995, and the reinvestment of all dividends.  The NAREIT equity index includes all tax qualified equity REITs listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market.

[STOCK PERFORMANCE GRAPH]

April 30,	1995	1996	1997	1998<	1999	2000

IRET	100	111	125	145	164	173
S&P 500	100	122	163	210	255	231
NAREIT	100	135	161	130	122	154

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and has considered the compatibility of non-audit services with the auditors' independence.

The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee met formally four (4) times during the year ended April 30, 2001.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended April 30, 2001, for filing with the Securities and Exchange Commission. The Audit Committee recommended and the Board has also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

The responsibilities of the Audit Committee are more specifically contained in the attached Charter of the Audit Committee of the Board of Trustees of Investors Real Estate Trust, which was originally approved by the full Board of Trustees on May 10, 2000.

By the Audit Committee
Jeffrey L. Miller
Daniel L. Feist
Stephen L. Stenehjem

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Proxy Item No. 2)

Subject to ratification by the shareholders, the Board of Trustees Brady, Martz & Associates, P.C., as independent auditors to audit the financial statements of the Company for the year ended April 30, 2001. Fees for the last annual audit and quarterly reviews were $45,935 and all other fees were $36,075 including accounting and tax services and review of registration statements; audit related services of $27,695 and non-audit services of $8,380. Audit related services generally include fees for accounting consultations, internal audit and SEC registration statements. Non-audit services generally include fees for tax compliance and portfolio transactions.

Representatives of Brady, Martz & Associates, P.C. will be present at the Annual Meeting, with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The affirmative vote of a majority of the shares represented at the Annual Meeting and voted with respect to this proposal, if a quorum is present, is sufficient to ratify such selection. The Board unanimously recommends a vote FOR this proposal.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal for presentation at the next Annual Meeting of Shareholders must submit the proposal to Investors Real Estate Trust, PO Box 1988, Minot, ND 58702-1988, Attention: Secretary. Such proposal must be received not later than April 10, 2002, for inclusion in the Company's proxy statement and form of proxy relating to next year's Annual Meeting and provided that the proposals are in compliance with applicable laws and regulations.

Shareholder proposals to be presented at the 2002 Annual Meeting outside the process of Rule 14a-8 of the Securities and Exchange Commission's Proxy Rules must be received by the Company on or before April 10, 2002, or such notice will be considered untimely under Rule 14a-4(c)(1) of the Commission's Proxy Rules.

A description of the business experience of the other executive officers of the Company is contained in the Company's Annual Report on Form 10-K for the year ended April 30, 2001, filed with the Securities and Exchange Commission.

OTHER MATTERS

It is not expected that any matters other than those described in this Proxy Statement will be brought before the Annual Meeting.

By Order of the Board of Trustees

August 10, 2001 Minot, North Dakota	/S/ Diane K. Bryantt________________ Diane K. Bryantt Secretary and Chief Financial Officer

UPON WRITTEN REQUEST OF ANY SHAREHOLDER ENTITLED TO RECEIVE THIS PROXY STATEMENT, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE COMPANY AT PO BOX 1988, MINOT, NORTH DAKOTA, 58702-1988, ATTENTION: SHAREHOLDER RELATIONS.  THIS REQUEST MUST INCLUDE A REPRESENTATION BY THE SHAREHOLDER THAT AS OF JULY 20, 2001, THE SHAREHOLDER WAS  ENTITLED TO VOTE AT THE ANNUAL MEETING.

THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.

EXHIBIT A

Investors Real Estate Trust

AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

CHARTER

I.          PURPOSE

The primary function of the Audit Committee is to assist the Board of Trustees of Investors Real Estate Trust (the “Board”) in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by Investors Real Estate Trust and its subsidiaries (“IRET”) to any governmental body or the public; IRET’s systems of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and IRET’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, IRET’s policies, procedures and practices at all levels.  The Audit Committee’s primary duties and responsibilities are to:

*	Serve as an independent and objective party to monitor IRET’s financial reporting process and internal control system.
*	review and appraise the audit efforts of IRET’s independent accountants and internal auditing department.
*	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.         COMPOSITION

A.        Number:  The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent trustees as  defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ (“NASD”) Listing Standards, as applicable and as may be modified or supplemented.

B.        Independent Trustee:  For purposes of Audit Committee membership, Independent Trustee shall mean a person other than an officer or employee of IRET, its subsidiaries, advisor to IRET, the current management company of IRET, or any other individual having a relationship which, in the opinion of IRET’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Audit Committee.  The following persons shall not be considered independent:

1.	a trustee who is employed by IRET, any of its affiliates or IRET’s advisors for the current year or any of the past three years;
2.

a trustee who accepts any compensation from IRET or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for trustee service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

3.

a trustee who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by IRET, by any of its affiliates as an executive officer, or by the advisor to IRET.  Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, daughter-in-law, and anyone who resides in such person’s home;

4.

a trustee who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which IRET, or from which IRET received payments (other than those arising solely from investment in IRET securities) that exceed 5% of IRET’s or said business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

5.	a trustee who is employed as an executive of another entity where any of IRET’s executives also serve on that entity’s compensation committee.

C.         Additional Qualifications:  In order to be a member of the Audit Committee, a person must be able to read and understand fundamental financial statements including a balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.  Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

D.        Selection:  The members of the Committee shall be elected by the Board at the annual organization meeting of the Board and shall serve until their successors shall be duly elected and qualified.

E.         Organization:  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee members.

F.         Exceptions:  Notwithstanding Sections A, B, C, D & E above, the Board may appoint to the Audit Committee one Trustee who is not independent as defined in NASD Rule 4200, provided the appointee is not a current employee of IRET, its subsidiaries or IRET’s advisor or an immediate family member of such employee, and, if the Board, under exceptional limited circumstances, determines that membership on the committee by the individual is required by the best interests of IRET and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

III.        MEETINGS

The Committee shall meet at least four times annually or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department  and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.  In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review IRET’s financial statements consistent with IV.4 below.

IV.        RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter as conditions dictate, but at least annually.
2.	Review the IRET’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.
3.	Review the regular internal reports to management prepared by the internal auditing department and management’s response.
4.	Review with management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the committee may represent the entire Committee for purposes of this review.

  Independent Accountants

5.	Recommend to the Board the selection of the independent accountants after due consideration of independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with IRET to determine the accountants’ independence and recommending that the full Board take appropriate action to oversee and ensure the independence of the outside auditor, including ensuring the Committee’s receipt from the independent accountants of a formal written statement delineating all relationships between the accountants and IRET, its subsidiaries and IRET's current advisor, consistent with Independence Standards Board Standard No. 1.
6.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
7.	Periodically consult with the independent accountants out of the presence of IRET's management about internal controls and the fullness and accuracy of the organization’s financial statements.

Financial Reporting Processes

8.	In consultation with the independent accountants and IRET’s management, review the integrity of IRET’s financial reporting processes, both internal and external.
9.	Consider the independent accountants’ judgments about the quality and appropriateness of IRET's accounting principles as applied in its financial reporting.
10.	Consider and approve, if appropriate, major changes to IRET’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

11.	Establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.
12.	Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
13.	Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.
14.	Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Legal Compliance

15.	Review activities, organizational structure, and qualifications of the internal audit department.
16.	Review, with the IRET’s counsel, legal compliance matters including corporate securities trading policies.
17.	Review, with the IRET’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.
18.	Perform any other activities consistent with this Charter, IRET’s Declaration of Trust, By-laws and governing law, as the Committee o the Board deems necessary or appropriate.

Diane K. Bryantt, as Secretary of Investors Real Estate Trust, does hereby certify that the above Audit Committee Charter was adopted by the Board of Trustees of Investors Real Estate Trust at a duly scheduled meeting on May 10, 2000, and that the following individuals were elected to the Audit Committee:

Jeffrey L. Miller Stephen L. Stenehjem Daniel L. Feist

/S/  Diane K. Bryantt_________
Diane K. Bryantt, Secretary

Investors Real Estate Trust 12 South Main Street, Suite 100 PO Box 1988 Minot, ND 58702-1988	CUSIP NO. 461730103

The undersigned holder of Shares of Beneficial Interest of INVESTORS REAL ESTATE TRUST, an unincorporated business trust organized under the laws of the state of North Dakota ("IRET"), hereby appoints Jeffrey L. Miller, C. Morris Anderson and Daniel L. Feist, each of them, the true and lawful proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all Shares of Beneficial Interest of IRET which the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders of IRET to be held in the Executive Room, International Inn, 1505 North Broadway, Minot, North Dakota on September 25, 2001, at 7:00 p.m. or at any adjournment thereof, in the manner hereafter indicated.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN HEREIN, BUT IF SUCH INSTRUCTIONS ARE NOT MARKED HEREIN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED FOR ELECTION OF TRUSTEES, "FOR" PROPOSAL 1 AND WITH RESPECT TO ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING IN THE DISCRETION OF THE PROXY HOLDERS, ALL IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT OF IRET, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy may be revoked at any time before it is voted at the meeting by delivering written notice of revocation to IRET.

ELECTION OF TRUSTEES

Trustees recommend a vote FOR all nominees.

NOMINEES ARE:
(01) - C. Morris Anderson	/ /	FOR ALL NOMINEES
(02) - John F. Decker	/ /	WITHHOLD ALL NOMINEES
(03) - Daniel L. Feist	/ /	WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBERS(S) BELOW.
(04) - Steven B. Hoyt	/ /	USE NUMBER ONLY
(05) - Patrick G. Jones		______________________________
(06) - Timothy P. Mihalick
(07) - Jeffrey L. Miller
(08) - Stephen L. Stenehjem
(09) - Thomas A. Wentz, Jr.

PROPOSALS

Trustees recommend a vote FOR the proposal.

1. Ratification of Accountants	FOR	AGAINST	ABSTAIN
To ratify the selection of Brady Martz & Associates, P.C., West Central, Minot, ND 58701, as independent certified public accounts for the fiscal year ending April 30, 2002.	/ /	/ /	/ /

Please verify your account name, address and account number listed on the reverse side of this form before voting and indicate any corrections on the space provided below.

____________________________________________________________________________________
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The Investors Real Estate Trust 31st Annual Meeting of Shareholders will be held on September 25, 2001, at 7:00 p.m. in the Executive Room, International Inn, 1505 North Broadway, Minot, North Dakota.

PLEASE INDICATE YOUR SECTION BY FIRMLY PLACING AN "X' IN THE APPROPRIATE BOX WITH BLUE OR BLACK INK ONLY. / X /

/ /	PLEASE PLACE AND 'X' HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING.

This proxy is being solicited by the board of trustees of IRET. Please date, sign and return this proxy promptly using the enclosed envelope.

Date_____________________________, 2001.

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Signature(s)

________________________________________________
Signature(s)

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Title (if any)

(Signature(s) should be exactly as name or names appear on this proxy. If stock is held in two or more names, all should sign. If signing is by attorney, executor, administrator, personal representative, trustee, guardian, custodian, partner or corporate officer, please include full title.)